UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     February 3, 2010 (February
                                                      --------------------------
                                                      1, 2010)
                                                      --------

                                LEO MOTORS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                   95-3909667
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(State or other jurisdiction of           (I. R.S. Employer Identification No.)
 incorporation or organization)


     291-1, Hasangok-dong, Hanam City, Gyeonggi-do, Republic of Korea  465-250
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  +82 31 796 8805
                                                    ---------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

On February 1, 2010, Leo Motors, Inc. (the "Company") issued its Chief Executive Officer, Robert Kang, options to purchase 10,000 shares of the Company's common stock under its 2010 Employee Stock Option plan. Mr. Kang may purchase the shares at an exercise price of $1.20, the previous trading day's closing price.

ITEM  8.01.  OTHER  EVENTS.

On January 15, 2010, the Company adopted an employee stock option plan, designated as the "2010 Employee Stock Option plan".

ITEM  9.01.  EXHIBITS

10.1     2010  Employee  Stock  Option  Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEO MOTORS, INC.
                                   (Registrant)

Dated: February 3, 2010            By: \s\ Robert Kang
                                       ---------------
                                   Robert Kang
                                   Chief Executive Officer